*** (PORTIONS OF THIS EXHIBIT) MARKED BY BRACKETS ("[***]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                      ICG AUTHORIZED DISTRIBUTOR AGREEMENT

      THIS AGREEMENT is entered into this 28 day of Sept. 1999 ("Effective Date"), by and between ICG Telecom Group, Inc., a Colorado corporation whose address is 161 Inverness Drive West, Englewood, Colorado 80112 ("hereinafter ICG") and New Millennium Multimedia, Inc. [Full Legal Name of Distributor], a Georgia corporation [State of Incorporation] whose address is 1690 Chantilly Dr. NE, Atlanta, GA 30324 [Business Address] (hereinafter "Distributor"). Distributor's Employer Identification Number is 582424363.

      WHEREAS, ICG is engaged in providing telecommunications services, including network services.

      WHEREAS, Distributor has agreed to market and sell certain of ICG's telecommunications Services.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, ICG and Distributor agree as follows:

1.    Definitions

      A. "Agreement" shall mean this agreement together with the following exhibits:

            Exhibit A - List of Offered Services
            Exhibit B - Commission Schedule
            Exhibit C - Service Ordering Procedure

      B. "Equipment" means any piece of equipment provided by ICG to a customer.

      C. "Information" shall mean written policies, practices, brochures, ICG advertisements, ICG provided brochures via authorization from an ICG supplier, tariffs and communications (whether oral or written) between ICG and Distributor or ICG and the public.

      D. "Initial Training" shall mean training by ICG for all Distributors and may include a detailed explanation of all services, sales presentations and information relating to end-users. ICG may conduct additional periodic training at its discretion.

      E. "Marks" means all ICG or other trademarks, service marks and trade names which the Distributor is authorized to use to market ICG's Services.

      F. "Order" shall mean the appropriate ICG document or documents received and accepted by ICG from the Distributor.

      G. "Prices" are ICG's then current prices for Services offered for sale under this Agreement. Prices for Services are found in ICG's tariffs and other documents.

      H. "Sale" means any Order and other required supporting documents accepted by ICG.

      I. "Service" or "Services" shall mean ICG's then existing network and other Services which shall be marketed and offered for sale by Distributor, as listed in Exhibit A.

      J. "Slamming" shall mean the practice of switching a telephone customer's supplier without obtaining written permission from the customer.

      K. "Term" shall mean the initial term of this Agreement and any renewal period.

      L. Any terms not in Section 1 have the meanings commonly used in the telecommunications industry.

2.    Term of Agreement

      This Agreement shall become effective upon the Effective Date and shall remain in effect unless otherwise terminated in accordance herewith.

3.    Appointment of Distributor

      A. ICG hereby grants to Distributor the non-exclusive right to market and sell the Services as specified herein, under the terms and conditions hereinafter contained. During the Term of this Agreement, and thereafter, ICG reserves the right, without obligation or liability to Distributor, to market ICG Services, whether through ICG's own representatives, other distributors or by any other means.

      B. Distributor shall market and sell those Services as set forth in Exhibit A, a copy of which is attached hereto and is incorporated herein by reference. ICG may, from time to time modify Exhibit A upon notice to Distributor but without the consent of Distributor.

      C. Distributor is not authorized to market or sell any Services in any other territories other than those identified in designated territories which will be provided to Distributor on a periodic basis. ICG may add and delete territories as ICG deems necessary upon notice to Distributor. ICG may, on a periodic basis, also identify certain restricted accounts to which Distributor may not market or sell Services. Sales or marketing of ICG's Services outside the territories or to restricted accounts may be cause for ICG to terminate this Agreement.

4.    ICG's Responsibilities to Distributor

      A. Provide post-sale activities including, but not limited to, facilitating installation and Order processing, and documentation coordinating due dates between end-users and ICG, coordinating and developing an implementation plan, addressing customer service and repair issues, and, where applicable, moving, adding and changing services.

      B. Provide customer assistance to the end user for products that require an interface with other vendors.

      C. Pay Distributor's commissions in a timely manner. ICG will not pay commissions directly to Distributor's employees, agents or subcontractors.

      D. Bill the end user in a timely manner to be able to facilitate payment of earned commissions.

      E. Use its best efforts to collect amounts due on all end user accounts.

      F. After installation, conversion or cutover, ICG is responsible for customer service. Distributor, however, agrees to use its best efforts to handle customer problems or concerns prior to referring customers to ICG.

      G. Provide specifications to Distributor for Distributor's advertising and promotional materials. See Section 11.B., below.

      H. Permit Distributor to identify himself/herself as affiliated with ICG through use of a business card or other promotional materials. The business card or other promotional material shall, however, state that the Distributor is an "Authorized Distributor"; Distributor's company or business logo shall be larger than ICG's company or business logo. A copy of the Distributor's business card or other promotional material that the Distributor will currently use to market or sell Services with ICG's logo, shall be provided to ICG to be kept with the Distributor's file. See Section 15 below.

      I. Provide an Organizational Help Chart for purposes of identifying the appropriate ICG person to receive notice or for escalation purposes.

5.    Distributor's Responsibilities to ICG

      A. Distributor represents and warrants that it is: (1) qualified through knowledge and experience in the telecommunications industry through selling services and products to market and sell ICG's communications Services; and (2) has sufficient knowledge of ICG's Services to do so.

      B. Marketing of ICG Services shall be consistent with, and subject to, the terms and conditions set forth in any applicable ICG rate sheets and tariffs, which may be amended from time to time, at ICG's sole discretion, or by the order of any regulatory body. In the event that the ICG Services have been de-tariffed, are not subject to tariffs under state or federal law, or are offered pursuant to tariffs that permit flexible pricing, Distributor shall use ICG's current standard prices, or Distributor shall request a specific price for the customized Services. In the event that Services are offered under contract, Distributor shall offer such Services subject to the applicable terms and conditions contained in a contract supplied by ICG. Distributor shall not offer any terms or conditions on ICG's behalf that conflict with ICG's relevant tariffs, prices, policies or contracts.

      C. ICG acknowledges that Distributor may sell services competitive with the Services being offered pursuant to this Agreement. Distributor shall not disparage ICG in any respect and shall not initiate moving, or attempt to initiate moving, customers from Services provided by ICG to those provided by another supplier of similar Services, during the term of this Agreement, subsequent renewal terms, or for six months after termination or cancellation of this Agreement. Such action, at ICG's discretion, may result in the immediate termination of this Agreement by ICG and the withholding of all current and future commissions from Distributor in addition to any other legal or equitable remedies available to ICG.

      D. Distributor agrees to discontinue any sales or marketing efforts with regard to a potential customer, upon learning or discovering that the potential customer is an existing ICG customer.

      E. It is expressly understood and agreed that customers who purchase ICG Services from or through Distributor are ICG customers for those Services, and that Distributor shall have no claim on ownership for those customers whatsoever for the Services provided by ICG.

      F. Distributor shall not utilize or allow its employees or agents thereof to offer ICG Services or otherwise assist in the performance of this Agreement without ICG's prior written approval. ICG reserves the right to direct Distributor to bar any of its employees or agents thereof from selling ICG Services if, in ICG's sole opinion, any one of the sales persons working for such employee or agent thereof is not selling in compliance with ICG sales guidelines, as defined in sales manual, sales training and the terms of this Agreement.

      G. Distributor shall be jointly and severally liable for any breach of this Agreement by it or any of its employees or agents thereof. ICG shall not be liable to pay commissions under this Agreement or otherwise for revenue generated by any unauthorized distributor or agents thereof. Distributor's employees and agents thereof shall not have any claim against ICG for commissions, salaries, or other items of expense. Distributor expressly agrees that all of its employees and agents thereof shall be subordinate to all provisions of this Agreement that are applicable to Distributor. Breach of this section by Distributor shall be deemed to be an improper marketing activity.

      H. Distributor agrees to only use ICG pre-approved form contracts as provided in the ICG Sales Manual, ICG standard proposals, and ICG standard pricing. Distributor agrees it will not make any changes to any contract without prior written approval of ICG legal department nor represent any pricing on applications for pricing inconsistent with ICG policies, without the prior written approval of an ICG senior Sales Manager. Failure to comply with this provision shall constitute a breach and shall be grounds for immediate termination of this Agreement and any other legal or equitable remedy that may be available to ICG. Distributor shall be personally liable to the Customer for any misrepresentation, regarding pricing or product offering.

      I. Distributor represents and warrants that providing services pursuant to this Agreement will not constitute or cause Distributor to be in breach or default of any obligation(s) Distributor has, or may have in the future, to any to third party, including, but not limited to, other sellers of telecommunications services.

6.    Compensation

      A. Compensation for the services performed by Distributor hereunder shall be as specified in Exhibit B, a copy of which is attached hereto and incorporated herein by reference. ICG may, from time to time, modify Exhibit B by providing Distributor with thirty (30) days prior written notice. All commissions for sales after the effective date of modification shall be subject to the new Exhibit B. In the event that the commission structure is reduced by ICG, Distributor shall have the right to terminate this Agreement upon ten (10) days written notice to ICG.

      B. ICG reserves the right to reject any order if the end-user customer is an existing customer of ICG and there has been order activity with an authorized ICG representative during the 120 day period prior to Distributor's contact with the customer. ICG reserves the right to publish a list of national accounts as an Exhibit to this Agreement, and provide a copy of such list to Distributor. National accounts shall not be solicited by the Distributor.

      C. ICG shall have no liability to Distributor for commissions from usage of ICG Services by a customer solicited by Distributor if Distributor is or was aware or should have been aware the customer uses the ICG Services to send any message which is illegal, obscene, indecent, threatening or harassing, including but not limited to, the transmission of unsolicited messages which infringe any third party's proprietary right.

      D. ICG's commission obligations to Distributor shall terminate in accordance with Section 7.

7.    Termination

      A. This Agreement shall be terminable by either party at the end of the initial term or during a renewal term upon written thirty (30) days' prior written notice.

      B. ICG may terminate this Agreement with cause: (1) for breach by Distributor of any provision of this Agreement provided that written notice of breach has been given to Distributor and such breach has not been cured within thirty (30) days after delivery of such notice; (2) immediately upon notice and without cure period by ICG in the event ICG discovers any improper marketing activity by Distributor, including, but not limited to, disparaging or slandering the Services of ICG, solicitation or marketing of Services to customers outside the Distributor's Territory, moving or attempting to move ICG customers to providers of services similar to the Services covered hereunder, or Slamming; (3) immediately upon notice and without cure period for unethical conduct by Distributor including, but not limited to, offering or providing to any ICG sales distributor or employee any financial or other incentive for the purpose of obtaining customer leads or other information which is deemed to be beneficial to the Distributor; (4) immediately upon notice and without cure period if use of the ICG Services by Distributor is for any purpose which is illegal or if Distributor uses the ICG Services to send any message which is illegal, obscene, indecent, threatening or harassing, including but not limited to, the transmission of unsolicited messages, or message which infringe any third party's proprietary right; or (5) immediately upon notice and without cure period in the event, in ICG's sole discretion, Distributor commits repeated breaches of this Agreement or otherwise demonstrates a pattern of deviating from professional standards with regard to the marketing and sale of ICG Services.

      C. Either party may terminate this Agreement upon three (3) business days' written notice in the event that the other party: (1) becomes insolvent, makes an assignment for the benefit of creditors or files a petition for reorganization; (2) has filed against it a petition in bankruptcy; (3) is in breach of this Agreement or is otherwise in default and has not cured said default within thirty (30) days of receiving written notice of said default; (4) intentionally makes (or is discovered to have made) any material false representations, reports, or claims in connection with the business relationship of the parties; or (5) engages in (or is discovered to have engaged in) fraud, criminal or negligent conduct in connection with the business relationship of the parties.

      D. Either party may terminate this Agreement at any time without cause upon forty-five (45) days' written notice to the other party.

      E. Except as provided for in Section 7.F. below, ICG's commission obligations to Distributor shall cease upon the termination of this Agreement. In the event ICG terminates this Agreement pursuant to section 7.B. or 7.C. (hereinafter "Termination for Cause"), Distributor waives all claims for any commissions or profits or for any investments, expenditures or commitments made in connection with this Agreement.

      F. In the event ICG terminates this Agreement pursuant to Section 7.A. or 7.D. (hereinafter "Termination without Cause"), ICG shall pay Distributor earned commissions for the duration of its customers' contracts, or for two (2) years after the date of termination of this Agreement, whichever period is less. If the Distributor terminates this Agreement for any reason, the Distributor shall not be entitled to any commission payments or fees, after the date of termination.

      G. In the event that any regulatory, judicial, or legislative body having jurisdiction over the way in which the ICG Services referenced herein are provided; or changes in the manner in which the ICG Services are permitted to be provided, ICG may then terminate this Agreement in its sole discretion immediately upon notice and without further liability for commissions, fees or otherwise. In the event a Customer terminates its relationship with its Distributor, ICG's commission obligations to Distributor with regard to that Customer shall cease on the date of Customer's termination of Distributor.

      H. Upon termination or non-renewal of this Agreement, Distributor shall immediately:

            1. Cease holding itself out, in any manner, as an Distributor of the ICG Services;

            2. Discontinue any and all use of ICG's Marks (except to identify the Services) including without limitation, the use of ICG's Marks in advertising or business material of Distributor;

            3. Return to ICG all sales, product, pricing, advertising and technical materials and other proprietary information delivered to Distributor by ICG;

            4. Remove and return to ICG, or obliterate, at ICG's request, any and all signs, stationery or other material supplied without charge by ICG;

            5. Notify and arrange for all publishers and others who may identify, list or publish Distributor's name as an Distributor of ICG and ICG's Services, without limitation, publishers of telephone directories, yellow pages and other business directories, to discontinue such listings; and

            6. Complete all orders in process, including the transmittal of orders to ICG.

8.    Service Ordering Procedure

      A. Distributor agrees to comply with service ordering procedures contained in Exhibit C. All orders for Services shall be further subject to approval and acceptance by ICG in its sole discretion. ICG reserves the right to modify the service ordering intervals and any other section of Exhibit C upon written notice. ICG reserves the right to reject any Service order in its sole discretion.

      B. ICG will use its best efforts to install and maintain the Services sold by Distributor pursuant to this Agreement, but shall have no responsibility for, or liability in connection with, any non-ICG services or products sold by Distributor.

      C. ICG shall have the right to independently verify all orders submitted by Distributor and shall have the right to reject any orders which cannot be verified as accurate or complete. No commissions may be earned or will be paid on rejected orders.

      D. ICG reserves the right to verify through an independent third party or other verification methods, or require Distributor to verify, all orders submitted. The costs of verification by a third party or other verification methods shall be paid for in a manner agreed upon by the parties.

      E. ICG may from time to time, in its discretion, submit leads of potential customers to Distributor. The submission of any lead is not, and shall not, be deemed to be ICG's approval of the lead as a customer, and Distributor shall be responsible for ensuring that the lead is a proper business customer prior to submitting any order, though Distributor shall be under no obligation to solicit the leads submitted by ICG. ICG may, as set forth in this Agreement, refuse any offer for service submitted by Distributor from leads referred to Distributor by ICG.

9.    Reporting and Payment

      A. ICG shall provide the Distributor with a monthly commission report. The commission report shall itemize the Services of each customer solicited by Distributor for which commissions are earned under this Agreement.

      B. ICG shall have no liability to pay commission on any sale that is not made in accordance with the terms of this Agreement. Distributor agrees that ICG may offset against any amounts due Distributor, amounts which Distributor may owe ICG or its affiliates under this Agreement.

10.   Relationship of Parties

      A. It is expressly understood and agreed that the relationship created herein is that of independent contractor and that Distributor shall have only those rights and responsibilities specifically described in this Agreement. No agency rights or responsibilities shall arise by operation of law. Distributor is not a legal representative of ICG for any purpose other than as expressly set forth in this Agreement and is not granted, by the terms or execution of this Agreement, or otherwise, any right or authority to assume or create any responsibility on behalf of, or in the name of, ICG, or to bind ICG in any manner whatsoever.

      B. Distributor shall have no authority to bind ICG by contract or otherwise or to make representations as to the policies and procedures of ICG other than as specifically authorized by this Agreement. ICG and Distributor acknowledge and agree that the relationship arising from this Agreement does not constitute or create a general agency, joint venture, partnership, employee relationship or franchise between them, and that Distributor is an independent contractor with respect to the services provided by Distributor under this Agreement.

      C. Distributor shall identify itself as an authorized representative of ICG only with respect to the services covered by this Agreement and shall otherwise identify itself as an independent business. Neither ICG nor Distributor shall make any express or implied agreements, guarantees or representations, or incur any debt, in the name of or on behalf of the other.

      D. Distributor or Distributor's employees shall not be or be deemed to be ICG employees or joint employees. Distributor assumes full responsibility for the acts of its employees and for their supervision, daily direction and control. ICG shall not be responsible for worker's compensation, disability benefits, unemployment insurance, withholding taxes, social security or any other taxes or benefits for Distributor, Distributor's sub-distributors or Distributor's employees.

      E. Distributor shall make no warranties relating to the services described herein except as set forth in the ICG approved written contracts.

      F. This agreement is not intended to and does not create any third party beneficiaries to the rights and obligations set forth herein, nor shall any third party beneficiaries be inferred by operation of law or otherwise.

11.   Marketing

      A. Distributor shall use reasonable commercial efforts and technically qualified people to market, promote, maintain and increase the sale of Services in the Territory by all usual means, including advertising and personal solicitation of customers, processing of orders, customer complaints, and identification of Distributor as a source of Services in business listings, trade publications, directories, stationery and advertisements and through distribution of technical literature, catalogues, brochures and advertising matter issued by ICG. Such marketing and promotions shall be consistent with and subject to this Agreement and ICG's tariffs, and as stated in the ICG policies and practices for the sale of the Services.

      B. Distributor shall provide for ICG's review, all promotional materials not provided by ICG related to the ICG Services including, but not limited to, print ads, radio scripts, television commercials, sales brochures, publicity and press releases and user's manuals. Distributor may not use any such promotional materials without ICG's prior written approval. All such materials shall be sent to the ICG contact. Non-response by ICG shall not constitute approval of such materials by ICG. In addition, all presentations and representations shall be consistent with, and shall not misrepresent, ICG's product offerings as may be in effect from time to time. Failure to obtain prior written ICG approval for promotional materials shall be deemed an improper marketing activity.

      C. Distributor shall not convey to customers or prospective customers that the ICG Services are available only from the Distributor or only in conjunction with any other product or service of Distributor. Breach of this paragraph 11.C. shall be grounds for immediate termination of this Sales Agency Agreement.

12.   Sales Aids

      ICG will provide Distributor information including sales literature, sales aids, and order forms to be used by Distributor.

13.   Standards of Conduct.

      Distributor shall use commercially reasonable efforts at all times to give prompt, courteous and efficient service to customers; shall be governed in all dealings with such customers by the highest standards of honesty, integrity and fair dealing, including without limitation, compliance with all applicable laws, ordinances and regulations; and shall do nothing which would tend to discredit, dishonor, reflect adversely upon or in any manner injure the reputation of ICG or the ICG Services provided pursuant to this Agreement, and the quality image associated with the ICG Services and ICG.

14.   Expenses

      Distributor shall be responsible for all traveling, advertising, and any other expenses which may be incurred by Distributor in connection with Distributor's responsibilities under this Agreement.

15.   Trade Names and Trademarks

      A. During the Term of this Agreement, unless otherwise prohibited by ICG, and pursuant to any applicable provision herein, Distributor may refer to itself as ICG's "Authorized Distributor" solely in conjunction with the sale of authorized ICG Services to be sold by Distributor hereunder, and solely in Distributor's territories.

      B. Notwithstanding the foregoing, in no case shall Distributor refer to itself as an "Authorized Distributor", or use any ICG Marks, in advertising or other promotional material or activity without first obtaining, for each proposed use, ICG's prior express written permission. No approval is required for use of promotional material supplied by ICG. Distributor shall, at Distributor's sole cost and expense, and prior to the use of any ICG Marks, make any and all changes, corrections or alterations to any such proposed material or activity which ICG, in its sole discretion, deems necessary or advisable. Nothing in this Agreement shall be construed as waiving Distributor's obligation to obtain prior written permission before use of any ICG Marks except in material supplied by ICG.

      C. Distributor acknowledges the value of ICG Marks, and the goodwill associated therewith, and acknowledges that such goodwill is a property right belonging to ICG and that ICG is the owner of all trademark, service mark, trade name and other rights in ICG Marks. Distributor recognizes that nothing contained in this Agreement is intended as an assignment or grant to Distributor of any right, title or interest in or to ICG Marks and that this Agreement does not confer any right or license to grant sub-licenses, or permission to third parties to use any ICG Mark. Distributor will do nothing inconsistent with ICG's ownership of ICG Marks, and all rights, if any, that may be acquired by use of ICG Marks by Distributor shall inure to the benefit of and be on behalf of ICG. Distributor will not adopt, use, other than as authorized herein, register or seek to register any mark anywhere in the world which is identical to ICG Marks, or which is so similar thereto as to constitute a deceptive colorable imitation thereof, or to suggest or imply some association, sponsorship or endorsement by ICG. ICG makes no warranties regarding its ownership of any rights in, or the validity of, any ICG Mark.

      D. Distributor agrees to promptly notify ICG of any unauthorized use of ICG Marks by other parties when such use becomes known to Distributor. ICG shall have the sole right to engage in infringement or unfair competition proceedings involving ICG Marks against Distributor or other third party.

      E. Upon termination of this Agreement, any permission or right to use ICG Marks granted hereunder shall cease to exist, and Distributor shall immediately cease any use of ICG Marks and immediately cease referring to itself as an ICG Authorized Distributor. Distributor shall also promptly return to ICG all materials in its possession or control displaying any ICG Marks or referring to Distributor as an ICG Authorized Distributor. Upon prior written approval, Distributor agrees to the use by ICG of Distributor's marks ("Distributor's Marks") in any jointly or cooperatively sponsored advertisement or promotional material.

16.   Confidential Information

      A. The parties understand and agree that the terms and conditions of this Agreement, all documents referenced herein, communications between the parties regarding this Agreement or the Service described herein (including price quotes by ICG for any service proposal to be provided or actually provided to a customer), customer information and information relevant to any other agreement between the parties, and the names of ICG customers, addresses of ICG customers or ICG services purchased by ICG customers are confidential as between Distributor and ICG (hereinafter "Confidential Information").

      B. Distributor may receive, or have access to, records and information, whether written or oral, which ICG considers to be confidential and proprietary, including, without limitation, technical information such as specifications, drawings, guidelines, models and information which relates to ICG's present and future development of business activities ("Confidential Information"). The Confidential Information shall be designated by ICG as "Confidential" and/or "Proprietary," and Distributor shall hold the Confidential Information in trust and in confidence for ICG; shall use the Confidential Information only for the purposes permitted hereunder; and shall deliver to ICG all such records and information, in written or graphic form, upon expiration or termination of this Agreement. Nothing in this section shall be construed to limit the use of, or dissemination by Distributor of, such information as is previously known to Distributor, or is publicly disclosed by ICG either prior to or subsequent to Distributor's receipt of such information from ICG.

      C. The receiving party shall use the disclosing party's Confidential Information solely for the purposes set forth in this Agreement unless another use is allowed by written permission of the disclosing party. In handling the Confidential Information, each party shall: (1) not copy such Confidential Information of the other unless specifically authorized; (2) not make disclosure of any such Confidential Information to anyone except officers, directors, employees, contractors and distributors of such party to whom disclosure is necessary for the purposes set forth in this Agreement; (3) appropriately notify such officers, directors, employees, contractors and Distributors that the disclosure is made in confidence in accordance with the provisions hereof; and
(4) make requests for Confidential Information of the other party only if necessary to accomplish the purposes set forth in this Agreement. ICG and Distributor shall be responsible for ensuring compliance with the terms of this Section 16 by their respective directors, officers, employees, contractors and Distributors.

      D. Within ten (10) days of termination or expiration of this Agreement for any reason, or upon request of the disclosing party, all Confidential Information, together with any copies thereof, shall be returned to the disclosing party or certified destroyed by the receiving party.

      E. The obligations imposed in this provision shall not apply to any information that is (a) already in the possession of, is known to, or is independently developed by the receiving party, (b) is or becomes publicly available through no fault of the receiving party, or (c) obtained by the receiving party from a third person without breach of such third person of an obligation of confidence with respect to the Confidential Information disclosed.

      F. ICG and Distributor acknowledge that in the event of breach or threatened breach of the provisions of this Section 16, remedies at law will be inadequate and that either party shall be entitled to an injunction or other specific performance to enforce this provision, provided, however, that nothing herein shall be construed as precluding the injured party from pursuing further remedies.

      G. The obligations of confidentiality and non-use shall survive the termination or expiration of this Agreement.

17.   Indemnification

      A. Distributor agrees to indemnify, hold harmless and defend ICG from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorney's fees and costs of litigation, resulting from Distributor's negligent acts, omissions or willful misconduct, including, without limitation, Distributor making a commitment beyond that specified in the original written proposal which did not have prior ICG approval, or unauthorized execution of a sales order, regardless of the form of action.

      B. ICG agrees to indemnify, hold harmless and defend Distributor from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorney's fees and costs of litigation, resulting from ICG's negligent acts, omissions or willful misconduct.

      C. ICG shall not be liable for any misrepresentations by Distributor, Distributor's sub-distributors or employees, whether intentional or unintentional, with regard to ICG or ICG's products or Services. Distributor agrees to indemnify and hold ICG harmless for any such misrepresentations.

      D. ICG shall not be liable for service or maintenance calls made by Distributor, its employees or Distributors to customers.


                                  Page l2 of 26

      E. Except as otherwise expressly provided in this Agreement, neither party shall be liable to the other party for compensation, damages, loss of prospective profits or anticipated sales, expenditures, investments, loss of business commitments, or good will of either party, or otherwise, except for compensation owed by ICG to Distributor for any orders signed by ICG which are in process at the time of termination or expiration.

      F. In addition to the disclaimers of liability expressed herein, ICG shall not have any liability of any kind under this Agreement unless Distributor gives ICG written notice of its claim within thirty (30) days after the date Distributor knows, or should know, of its claim, and files suit against ICG within one (1) year after such date.

      G. Distributor agrees to defend, indemnify, and hold ICG harmless from and against any and all claims, liabilities, demands, actions, damages, suits, actions or other expenses (including reasonable attorney's fees and costs of litigation) resulting from any Slamming by Distributor as defined in this Sales Agency Agreement, or any other intentional misrepresentation by Distributor, whether such actions are directly against ICG or against Distributor and ICG.

18.   Limitation of Liability

      In no event shall either party be liable to the other for any incidental, punitive, special or consequential damages of any nature whatsoever, including without limitation lost profits or revenues, regardless of the foreseeability thereof, arising out of a party's actions or inactions or otherwise occasioned by a party's inability to perform its obligations hereunder.

19.   Insurance

      Distributor shall, at its own costs and expense, furnish and maintain the following insurance during the term of this Agreement. Distributor shall not be entitled to commence work or be entitled to any compensation until it has submitted certificates of insurance evidencing such coverage. ICG shall have at least forty-five (45) days' prior written notice of cancellation, non-renewal, or material modification. All insurance policies shall be written by companies with an A.M. Best Company's rating of A VIII or better and be licensed in the State in which the work is done.

      A. Workers' Compensation insurance (including Employer's Liability insurance) in accordance with statutory requirements of the state in which the work is being performed;

      B. Commercial General Liability insurance providing coverage against liability for advertising injury, bodily injury, death and property damage in an amount of not less than $1,000,000.

      C. Comprehensive Automobile Liability insurance in an amount of not less than $1,000,000 for bodily injury and property damage arising from a single occurrence.

20.   Remedies for Breach of Contract

      In addition to any of the remedies at law or in equity ICG or Distributor may have available to it under the terms of this Agreement, ICG or Distributor shall be entitled to stop the other party, by means of injunction, from violating any part of this Agreement, and to recover, by means of an accounting, any profits the other party may have obtained in violation of this Agreement.

21.   Assignment

      Distributor may not assign this Agreement without the prior written consent of ICG. ICG may assign this Agreement without Distributor's consent to a subsidiary, affiliate or parent company; any firm, corporation, or entity which the Company controls, is controlled by, or is under common control with; any partnership in which it has a majority interest; or to any entity which succeeds to all or substantially all of its assets whether by merger, sale or otherwise. Distributor may refer prospective successor Distributors to ICG who may apply for Distributor status; granting of such status shall be subject to ICG's sole discretion.

22.   Modifications

      Unless otherwise provided, this Agreement may be modified only by a written amendment, duly signed by persons authorized to sign agreements on behalf of Distributor and ICG, and shall not be modified or supplemented by oral agreement or by any course of dealing or trade usage.

23.   Notices

      Any notice required or allowed hereunder shall be in writing and shall be deemed given when sent by the United States Mail, registered or certified mail, return receipt requested, postage prepaid, or by a nationally recognized courier, addressed as follows:

      ICG: Senior V.P. Sales              Assistant General Counsel
           ICG Telecom Group, Inc.        Contract Administration
           161 Inverness Drive West       ICG Communications, Inc
           Englewood, CO 80112            161 Inverness Drive West
                                          Englewood, CO 80112

      DISTRIBUTOR:   New Millennium Multimedia, Inc.
                     -------------------------------------
                     [Full Legal Name of Distributor]

                     1690 Chantilly Drive
                     -------------------------------------
                     [Street Address]

                     Atlanta, GA. 30324
                     -------------------------------------
                     [City, State, Zip Code]

                     Attention: Scott Barber

or as such addressee or address is changed by written notice to the other party.

24.   Compliance With Laws

      A. Distributor shall comply with all applicable federal, state and local laws and regulations which may be applicable to Distributor as an employer of labor. Distributor and ICG shall comply with all applicable federal, state, county and local laws, ordinances, regulations and codes in the performance of this Agreement, including, without limitation, the procurement of permits, licenses and certificates where needed, excluding those licensing and other requirements which are the obligation of ICG in reference to the ICG Services offered hereunder. Each party shall bear its own costs associated with compliance with the laws, including, without limitation, procurement of permits, licenses and certificates. Distributor and ICG agree to indemnify and hold each other harmless for any loss, damage, liability, claim or demand, or any penalties, including, without limitation, costs, expenses and reasonable attorney's fees assessed against the other that may be sustained by the other's failure to comply with such requirements.

      B. This Agreement is subject to applicable laws and executive orders relating to equal employment and non-discrimination in employment. The parties hereto shall not discriminate in their employment practices against any person by reason of race, religion, color, sex, age or national origin, and agree to comply with the provisions of those laws and orders as well as all laws and orders relating to the employment of the handicapped, the employment of veterans and the use of minority business enterprises, to the extent any such laws and orders are applicable to the performance of this Agreement. For this purpose, the provisions of such laws and orders and pertinent regulations issued hereunder, as now in force or hereafter amended, shall be deemed an integral part of this Agreement.

25.   Severability

      In the event that any one or more of the provisions of this Agreement shall for any reason be held to be invalid or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and shall remain in effect and be binding upon the parties.

26.   Force Majeure

      With the exception of payment obligations under this Agreement, a party shall be excused from performance if its performance is prevented by any acts or events beyond the party's reasonable control, including, without limitation: severe weather and storms; earthquakes or other natural occurrences; strikes or other labor unrest; power failures; computer failures; nuclear or other civil or military emergencies; or acts of legislative, judicial, executive or administrative authorities.

27.   Waiver

      The failure of either party to enforce at any time, or for a period of time, any of the provisions of this Agreement, shall not be construed as a waiver of such provision or of the right of such party thereafter to enforce such provision.

28.   Credit Checks

      Distributor agrees to execute any commercially reasonable documents to allow ICG to perform credit and/or background checks on Distributor.

29.   Choice of Law/Jurisdiction

      The validity, performance and construction of the terms and conditions of this Agreement shall be construed in accordance with and governed by the laws of the State of Colorado, and any suit to enforce or construe any provision of this Agreement shall be brought in a Court of competent jurisdiction in Denver County, Colorado. The prevailing party shall be entitled to recover its attorney's fees and expenses in any successful action to enforce this Agreement.

30.   Paragraph Headings

      Paragraph headings, as contained herein, are provided for convenience and reference only. They in no way restrict or limit the contents or terms of this Agreement.

31.   Successors and Assigns

      Except as otherwise expressly provided for herein, the provisions of this Agreement are for the benefit of the parties hereto and not for any other person and shall be binding on all successors and assigns.

32.   Authority to Execute

      Each party represents and warrants that it has full power and authority to enter into and perform under this Agreement and that the person signing this Agreement has been properly authorized to do so. Each party further acknowledges that it has read and understands this Agreement and agrees to be bound by all of its terms, conditions and provisions.

33.   Entire Agreement

      This Agreement, together with its appendices attached hereto, sets forth the entire understanding of the parties and supersedes and terminates any prior agreements, understandings, or representations between the parties, whether written or oral, with respect to the subject matter contained herein. No representative of either party shall have the authority to waive or change any provision of this Agreement unless such waiver or change is made in writing and signed by an authorized representative of both parties. This Agreement shall only be effective upon the execution by Distributor and the acceptance and execution by an authorized officer of ICG.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.

ICG TELECOM GROUP, INC.                New Millennium Multimedia, Inc.
                                       -----------------------------------------
                                       (Distributor Name)


By:                                    By: /s/ Scott H. Barber
    ----------------------------           -------------------------------------

Name:                                  Name: SCOTT H. BARBER
    ----------------------------           -------------------------------------

Title:                                 Title: CHIEF INFORMATION OFFICER
    ----------------------------           -------------------------------------

Date:                                  Date: 9/28/99
    ----------------------------           -------------------------------------

DISTRIBUTOR HEREBY SELECTS OPTION __.

[LOGO](TM) ICG
           TELECOM GROUP, INC.

                 ICG TELECOM GROUP, INC. DISTRIBUTOR AGREEMENT

                                   EXHIBIT A

Distributor is authorized to sell ICG Services at the rates shown in the pricing section of the Distributor Manual. Distributor acknowledges that sales at prices other than those defined in the Distributor Manual must be approved in writing by ICG Telecom Croup, Inc. prior to providing a proposal to the Customer.

Dialtone services are available for sale as described in Table 1 below. Commissions will not be paid to Distributor for non-standard product configurations.

                                  PRODUCT LIST

                                     Table 1

                             Custom Calling Features
                                  Analog Trunks
                Business Lines (SBL, SBLP, Connect/Connect Plus)
                                  Calling Cards
                                 Digital Trunks
                          Long Distance (1+, Toll Free)
                                  PRI (DAS/EOS)
                            Special Access (EDS, DTS)
                                   Voice Mail
                                   Co-Location
                                       DSL
                                   Frame Relay
                                      IPLD
                                       RAS
                                       IAS

                                     Table 2

                                  IAS for ISPs

                                     Table 3

                                PRI/RAS for ISPs

The above products may not be available in each geographic location within a territory.

                                    EXHIBIT B
                        Commission Schedule and Policies

I.    COMMISSIONS

      1. To earn commission for a new customer, order must be: (1) for a minimum of 10 digital standard business lines or 10 analog business lines (unless a greater number of lines is required by the particular region in which the service is installed; (2) for on-switch or on-net services; and (3) accepted and approved by ICG through ICG's internal order tracking system. A Distributor will be paid a one-time, non-recurring earned commission in accordance with the first number in the following Monthly Line Volume Commitment Schedule and the recurring commission will be paid on Dial Tone, Long Distance and Voice-Mail as set forth below in the second number and in accordance with the Commission Pay Date Schedule set forth below. Commission will be paid only for the products listed in Table I, page 18.

--------------------------------------------------------------------------------
                         Line Volume Commitment Schedule

                Contract Term         1-24 lines    25-100 lines     101+ lines

--------------------------------------------------------------------------------
Option 1          12 months             [***]          [***]           [***]
            24 months or greater        [***]          [***]           [***]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Option 2          l2 months             [***]          [***]           [***]
            24 months or greater        [***]          [***]           [***]
--------------------------------------------------------------------------------

      For all new Distributors, there will be no commitments required for their first quarter. Thereafter, each Distributor has a quota of [***] or greater lines per month, [***] or greater lines per quarter.

      Distributors must select either Option I or Option 2 by indicating their selection in writing on page 17 of the Agreement.

        Commissions will be paid on the products listed in Table 2, page
                                18, as follows:

--------------------------------------------------------------------------------
                                     Table 2
--------------------------------------------------------------------------------
       IAS           Earned according to the Volume Commitment selected by the
(Integrated Access   Distributor on p. 17 of this Agreement. IAS sold to an ISP
     Service)        by a Distributor will be paid a one-time, non-recurring
                     commission of [***] per line. Only Dial Tone and Dedicated
                     LD will count toward volume attainment for commission
                     purposes.
--------------------------------------------------------------------------------

[***] Confidential treatment requested

Commissions will be paid on the products listed in Table 3, page 19, as follows:

--------------------------------------------------------------------------------
                                     Table 3
--------------------------------------------------------------------------------
ISP PRI/RAS sold to an ISP by a Distributor will be paid a one time, non-recurring commission of [***] per line. Such sales will not count toward line volume attainment for commission purposes.
--------------------------------------------------------------------------------

2.    Special Access

      Recurring commissions may be earned for Special Access based on the actual monthly billed revenue of the customer. Sales of Special Access products consisting of OC1, OC3, OC12, OC48 and 0C192 will be treated on a case-by-case basis. A commission is deemed "earned" after the order is installed, accepted into ICG's internal order tracking system and billed. Earned recurring commissions will be paid on a monthly basis in accordance with the following schedule:

--------------------------------------------------------------------------------
                  Hybrid                                 On Net
--------------------------------------------------------------------------------
     [***] of monthly billed revenue         [***] of monthly billed revenue
--------------------------------------------------------------------------------

3.    Installation Commission

      A Distributor may earn a one-time commission of [***] of the billed installation revenue per order. No commissions will be paid if installation charges are waived.

       1999 Non-Recurring Earned Commission Anticipated Pay Date Schedule

      Month order is              Dates                       Pay
         accepted               Included                     Date
--------------------------------------------------------------------------------
         February            February 1 -- 28             April 2, 1999
--------------------------------------------------------------------------------
           March              March 1 -- 31              April 30, 1999
--------------------------------------------------------------------------------
           April              April 1 -- 30               June 11, 1999
--------------------------------------------------------------------------------
            May                May 1 -- 31                July 9, 1999
--------------------------------------------------------------------------------
           June               June 1 -- 30               August 6,1999
--------------------------------------------------------------------------------
           July               July 1 -- 31              September 3, 1999
--------------------------------------------------------------------------------
          August             August 1 -- 31             October 1, 1999
--------------------------------------------------------------------------------
         September          September 1 -- 30          November 12, 1999
--------------------------------------------------------------------------------
          October            October 1 -- 31            December 10, 1999
--------------------------------------------------------------------------------
         November            November 1 -- 30            January 7, 2000
--------------------------------------------------------------------------------
         December            December 1 -- 31           February 4, 2000
--------------------------------------------------------------------------------

[***] Confidential treatment requested

CHARGEBACKS

      1. If a customer cancels its agreement with ICG prior to installation, 100% of any paid non-recurring commission will be charged back to the Distributor.

      2. If a customer cancels ICG service within six (6) months following installation, 100% of the paid non-recurring commission will be charged back to the Distributor.

      3. BY SIGNING THIS AGREEMENT DISTRIBUTOR SPECIFICALLY AGREES THAT ANY OR ALL CHARGEBACK AMOUNTS MAY BE WITHHELD FROM ANY FUTURE COMMISSIONS OR COMPENSATION OTHERWISE DUE OR PAYABLE TO THE DISTRIBUTOR.

III.  ADDITIONAL LINES

      When lines are added to a customer order, the monthly recurring commissions will increase based on actual billed revenue. A one-time, non-recurring commission will be paid for additional line only on orders of 10 lines or more.

IV.   RESALE OF LOCAL SERVICES

      Please consult with your ICG sales representative before placing a resale order. If ICG accepts a resale order, the monthly recurring commission will be as follows based on the actual billed revenue of the Customer:

--------------------------------------------------------------------------------
                                 Flat Rate Recurring Percentage Earned Per Month
         Length of Contract             for Standard Business Lines Only
--------------------------------------------------------------------------------
                Any                                  [***]
--------------------------------------------------------------------------------

ICG reserves the right to accept or reject any resale order.

V.    SERVICE RENEWAL

      Distributor's contracted services will automatically renew on a month-to-month basis at the end of initial Term of the Service Agreement with ICG unless ICG is notified in writing of cancellation in accordance with the terms of this Agreement. Distributor will continue to receive monthly residual based on actual billed revenue until the customer cancels the service with ICG.

[***] Confidential treatment requested.

Pay-out Examples

      1. EXAMPLE 1- OPTION 1

      Susan has been designated as a Distributor for XYZ Communications. She has just signed a customer for 30 standard business lines at [***] per line. For the first three months of the contract, the customer bills $2,000, $2,000, and $3,750, respectively. Contract term is 36 months. Susan will be paid a monthly recurring commission of [***].

      --------------------------------------------------------------------------
      Non-Recurring Commission Payment        30 lines X [***] =       [***]
      --------------------------------------------------------------------------
      January Commission                      $2,000 X [***] =         [***]
      --------------------------------------------------------------------------
      February Commission                     $2,000 X [***] =         [***]
      --------------------------------------------------------------------------
      March Commission                        $3,750 X [***] =         [***]
      --------------------------------------------------------------------------

2.    EXAMPLE 2- OPTION 1

      Bill has been designated as a Distributor for ZYX Telecommunications. He has just signed a customer for 150 standard business lines at [***] per line. For the first three months of the contract, the customer bills $25,000, $25,000, and $46,875 respectively. Contract term is 36 months. Bill will be paid a monthly recurring commission of [***].

      --------------------------------------------------------------------------
      Non-Recurring Commission Payment        150 lines X [***] =     [***]
      --------------------------------------------------------------------------
      January Commission                      $25,000 X [***] =       [***]
      --------------------------------------------------------------------------
      February Commission                     $25,000 X [***] =       [***]
      --------------------------------------------------------------------------
      March Commission                        $46,875 X [***] =       [***]
      --------------------------------------------------------------------------

[***] Confidential treatment requested.

3.    EXAMPLE 3- OPTION 2

      Susan has been designated as a Distributor for XYZ Communications. She has just signed a customer for 20 standard business lines at [***] per line. For the first three months of the contract, the customer bills $2,000, $2,000, and $3,750, respectively. Contract term is 12 months. Susan will be paid a monthly recurring commission of [***].

      --------------------------------------------------------------------------
      Non-Recurring Commission Payment        20 lines X [***] =       [***]
      --------------------------------------------------------------------------
      January Commission                      $2,000 X [***] =         [***]
      --------------------------------------------------------------------------
      February Commission                     $2,000 X [***] =         [***]
      --------------------------------------------------------------------------
      March Commission                        $3,750 X [***] =         [***]
      --------------------------------------------------------------------------

4.    EXAMPLE 4 - OPTION 2

      Bill has been designated as a Distributor for ZYX Telecommunications. He has just signed a customer for 150 standard business lines at [***] per line. For the first three months of the contract, the customer bills $25,000, $25,000, and $46,875 respectively. Contract term is 36 months. Bill will be paid a monthly recurring commission of [***].

      --------------------------------------------------------------------------
      Non-Recurring Commission Payment        150 lines X [***] =     [***]
      --------------------------------------------------------------------------
      January Commission                      $25,000 X [***] =       [***]
      --------------------------------------------------------------------------
      February Commission                     $25,000 X [***] =       [***]
      --------------------------------------------------------------------------
      March Commission                        $46,875 X [***] =       [***]
      --------------------------------------------------------------------------

[***] Confidential treatment requested.

                                    EXHIBIT C
                          Service Ordering Requirements

1.    Sales Package

The Distributor Representative is responsible for the Sales Package which includes the following documents:

      o     Dialtone Checklist

                  The Dialtone Checklist begins with the Sales Package and remains with the order throughout.

      o     Inquiry LOA (Letter of Agency for Presale)

                  The full LOA authorizes the Distributor to request a Customer Service Record (CSR) directly from the Local Exchange Carrier
                  (LEC).

      o     Master Telecommunications Services Agreement

                  The Agreement is used for establishing customer information, terms and conditions, services and customer authorization of a review of Customer's credit rating.

      o     Inquiry LOA (Letter of Agency for Presale)

                  The full LOA authorizes the Distributor to request a Customer Service Record (CSR) directly from the Local Exchange Carrier
                  (LEC).

      o     Local Exchange Service Agreement -- Attachment A

                  The Local Exchange Service Agreement determines the local products requested, their options, term and provides ICG with Letter of Authorization.

      o     Voice Mail Service Agreement -- Attachment B

                  The Voice Mail Service Agreement determines type of voice mail ordered and term.

      o Long Distance Service and/or Calling Card Service Agreement -- Attachment C

                  The Long Distance Service and/or Calling Card Service Agreement determines long distance service and term for Customer as well as order placement for Calling Cards.

      o     Toll Free Number Reassignment Terms

                  The Toll Free Number Reassignment Terms outlines Customer acknowledgement that the Toll Free Number that the Customer is requesting has not been inactive for the period of time normally required by ICG prior to reassignment.

      o     Letter of Agency for Toll Free Service

                  The Letter of Agency for Toll Free Service authorizes ICG to act on Customer's behalf for specified Toll Free Numbers.

      o     Letter of Agency to Change Interexchange Service Provider

                  The Letter of Agency to Change Interexchange Service Provider authorizes ICG to act as Customer's agent for interexchange services for specified BTNs and WTNs.

2.    Forward to Distributor Sales Manager

The Sales Package is forwarded to the respective Distributor Sales Manager who is responsible for validating the completeness of the package. If the package is incomplete, it will be returned to the Distributor with notification on the Dialtone Checklist indicating what is missing. The process will not progress while waiting for completion of the package.

If the package is complete, the Distributor Sales Manager forwards the order to the Sales Operations Coordinator (SOC) for internal processing for delivery of services to the end user customer.